EQ Advisors TrustSM

AXA/AB Short Duration Government Bond Portfolio

Supplement dated February 10, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates information contained in the Summary Prospectus of the AXA/AB Short Duration Government Bond Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers for the AXA/AB Short Duration Government Bond Portfolio.

Information regarding

AXA/AB Short Duration Government Bond Portfolio

Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Shawn E. Keegan	Vice President of AllianceBernstein	September 2012
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Douglas J. Peebles	Senior Vice President of AllianceBernstein	September 2012
Greg Wilensky, CFA®	Senior Vice President of AllianceBernstein	September 2012